UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2005

Nissan Auto Receivables Corporation II

on behalf of Nissan Auto Receivables 2005-A Owner Trust

(Exact name of Registrant as Specified in its Charter)

DELAWARE	333-120079-01	51-6563184

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 W. 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (310) 719-8583

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Excha nge Act (17 CFR 240.14d-2 (b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 4.5
Exhibit 4.6

ITEM 8.01 OTHER EVENTS

          On January 13, 2005, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of January 13, 2005 (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On January 13, 2005, Nissan Auto Receivables 2005-A Owner Trust (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of December 1, 2004, as amended by the Amended and Restated Trust Agreement, dated as of January 13, 2005 (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), entered into that certain Sale and Servicing Agreement, dated as of January 13, 2005 (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on January 13, 2005, the Trust caused the issuance, pursuant to an Indenture, dated as of January 13, 2005 (the “Indenture”), by and between the Trust, as issuer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), of certain notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). Also on January 13, 2005, the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of January 13, 2005 (the “Yield Supplement Agreement”), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on January 13, 2005, the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into that certain Administration Agreement, dated as of January 13, 2005, relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $1,464,345,000, were sold to Citigroup Global Markets Inc., Deutsche Bank Securities Inc., ABN AMRO Incorporated, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, SG Americas Securities, LLC and The Williams Capital Group, L.P., as underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 5, 2005, by and among NARC II, NMAC and Citigroup Global Markets Inc., on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-120079).

          Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits

          The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of January 13, 2005, by and among the Trust, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of January 13, 2005, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of January 13, 2005, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of January 13, 2005, by and between NARC II, as depositor, and Wilmington Trust Company, as Owner Trustee.

Exhibit 4.5	Administration Agreement, dated as of January 13, 2005, by and among the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of January 13, 2005, by and among the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2005-A OWNER TRUST

By:		Nissan Auto Receivables Corporation II

	By:	/s/ JOJI TAGAWA
Name: Joji Tagawa
Title: Treasurer

Date: January 14, 2005

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of January 13, 2005, by and among the Trust, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of January 13, 2005, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of January 13, 2005, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of January 13, 2005, by and between NARC II, as depositor, and Wilmington Trust Company, as Owner Trustee.

Exhibit 4.5	Administration Agreement, dated as of January 13, 2005, by and among the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of January 13, 2005, by and among the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.